UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

POLARIS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On November 12, 2013, Polaris Industries Inc., a Minnesota corporation (the “Company”), entered into the Share Repurchase Agreement dated November 12, 2013 (the “Agreement”) with Fuji Heavy Industries Ltd. (“FHI”) pursuant to which the Company purchased 3,960,000 shares of the Company’s Common Stock, par value $0.01 per share, from FHI, which constitutes all of the shares of the Company’s Common Stock owned by FHI, for an aggregate purchase price of U.S.$497,473,955.

The foregoing summary of the Agreement is qualified by reference to the text of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The Company issued a press release on November 12, 2013 announcing the share repurchase. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Exhibit

10.1	Share Repurchase Agreement dated November 12, 2013 between Polaris Industries Inc. and Fuji Heavy Industries Ltd.

99.1	Press Release issued on November 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2013

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone
Michael W. Malone
Vice President — Finance and Chief Financial Officer

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